2004 Master Limited Partnership
Investor Conference
 March 2, 2004

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995 regarding future events and the future financial performance of Valero L.P.
All forward-looking statements are based on the partnership's beliefs as well as assumptions made by and information currently available to the partnership. These statements reflect the
partnership's current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in the
prospectus and prospectus supplement, Valero L.P.’s 2002
annual report on Form 10-K and subsequent filings with the
Securities and Exchange Commission.

Colorado
Kansas
New Jersey
California
New Mexico
Oklahoma
Texas
Legend:
Valero Energy Refineries
Refined Product Pipelines
Refined Product Pipelines (under construction)
Crude Oil Pipelines
Liquified Petroleum Gas Pipeline
Hydrogen Pipeline
Refined Product Terminals
Nuevo Laredo Terminal (under construction)
Crude Oil Storage Tanks
Bulk Feedstock Storage Facilities

System Overview

Stable, fee-based assets supplying growing markets

No direct exposure to commodity price volatility

Balanced Portfolio of Assets

Refined Product Pipelines

  3,800 miles

Crude Oil Pipelines

800 miles

Crude Oil Storage Tanks

  3 primary facilities with

        over 14 million barrels of

        crude oil storage

        capacity

  Refined Product Terminals

  19 terminals with 4 million

            barrels of refined product

            storage capacity

  Percentage of total throughputs based on 2003

     throughput volume of 1.34 million BPD

Strong Relationship with Valero Energy

Valero L.P. assets critical to profitability of 8 Valero Energy refineries

Long-term handling and throughput agreements in place

100% of crude oil and other feedstocks at 3 refineries

75% of feedstocks and production at 3 refineries

Insurance coverage through Valero Energy’s program

Pre-existing environmental risk retained by Valero Energy

Valero Energy retains all commodity risk

Valero Energy maintains a significant retained interest

46% ownership (44% subordinated common; 2% GP interest)

GP incentive distribution at around 6%

Valero LP

Quarterly Distributions / Unit
$/LP Unit
$0.75
$0.50
$0.60
$0.65
$0.70
$0.75
2001
2002
2003
2004

Peer Avg.
53.9%

(Dollars in millions)

Capital Structure (12/31/03)

$175 MM Credit Facility                                        $0.0

Note Payable                                                                              9.7

6 7/8% notes due 2012                                           97.9

6.05% notes due 2013                                         246.6

     Total Debt                                                                  $354.2

Common Units                                                              $310.6

Subordinated Units                                                 118.0

Generals Partner’s Equity                                   9.6

     Total Partner’s Equity                               438.2

Total Capitalization                                             $792.4

Debt Rating                                                     Baa3/BBB

Strong Financial Position

Debt-to-Capitalization Ratio

44.7%

45.0%

48.6%

51.4%

27.2%

7.1%

0.0%

20.0%

40.0%

60.0%

2001

2002

3/31/03

6/30/03

9/30/03

12/31/03

148%  total shareholder return since IPO

Includes 25% cumulative increase in distribution

Valero L.P. Has Outperformed Peers Since IPO

(1)

Buckeye Partners, Enbridge Energy Partners, Enterprise Products Partners, GulfTerra, Kaneb Pipeline Partners,

                Kinder Morgan Energy Partners, Magellan Midstream Partners, Northern Border Partners, Pacific Energy Partners,

                Plains All American  Pipeline, Sunoco Logistics Partners, TC Pipeline Partners, TEPPCO Partners.

60%

80%

100%

120%

140%

160%

180%

200%

220%

4/10/01

8/19/01

12/28/01

5/9/02

9/17/02

1/26/03

6/7/03

10/16/03

2/25/04

Peer Group(1)

S&P 500

Valero L.P.

Relative Price (April 10, 2001 = 100)

20%
15%
10%
5%
0%
16.5%
10.0%
9.5%
7.9%
6.6%
5.5%
5.1%
4.3%
4.2%
2.5%
2.1%
1.7%
Average CAGR: 6.0%
MMP
VLI
KMP
EPD
GTM
TPP
KPP
TCLP
PAA
EEP
NBP
BPL

1.4x
1.2x
1.0x
0.8x
1.38
1.35
1.30
1.29
1.29
1.21
1.11
1.06
1.03
1.02
1.00
0.91
0.89
Average Coverage: 1.14x
NBP
MMP
SXL
VLI
GTM
KPP
TPP
PAA
KMP
PPX
BPL
EPD
EEP

Valero L.P. has delivered distribution growth over 1.5x the

            peer average since its IPO in April 2001

Valero L.P. maintains one of the strongest distribution coverage ratios in the peer group

Strong Distribution Growth

___________________________

(1)

Compound annual growth rates of quarterly distributions to L.P. unitholders since the third quarter distribution of 2001.

(2)

Based on Lehman Brothers’ equity research estimates as of January 27, 2004.  Represents total expected 2003 distributable cash flow divided by total 2003 distributions.

Distribution CAGR Since Valero LP IPO (1)

Total Distribution Coverage (2)

Continued growth through acquisitions

Focus on stable, fee-based assets which are supportive of

          Valero’s refinery system

Increase utilization rates

Expand existing systems

South Texas Pipeline System

McKee Refinery System

Invest in new logistics projects

Control costs

Leverage economies of scale from incremental acquisitions
and expansions

Valero L.P. Strategy

Acquisition of Royal Trading

Two state-of-the-art asphalt
terminals acquired for $28 million
on February 20th

Terminal near Tulsa, Oklahoma

Storage capacity of 340,000
barrels

Four truck loading stations, rail

        loading facility and barge
access

Terminal near Santa Fe, New Mexico

Storage capacity of 160,000
barrels

Two truck loading stations and
rail loading facility

  Long-term supply contracts with Valero

  Immediately accretive to partnership’s earnings and

      distributable cash flow

Victoria
Goliad
THREE RIVERS REFINERY
Dimmit
La Salle
McMullen
Beeville
Bee
Refugio
Aransas
Live Oak
Laredo Products Pipeline 8"
Odem Products Pipeline 8"
Webb
Jim Wells
San Patricio
Odem
TEXAS
New Pipeline 11 Miles
Laredo Terminal
New Valero Terminal
Duval
New Pipeline 8.5 Miles
CORPUS CHRISTI REFINERIES
Corpus Christi
Nueces
MEXICO
Laredo
Kingsville
Kleberg
LEGEND
Zapata
Jim Hogg
Brooks
Kenedy
Dos Laredo Propane Project

Dos Laredos Project

Valero  to supply 5 mbpd of LPG for delivery to Pemex

          Gas at a new 35,000 bbl terminal in Nuevo Laredo, Mexico

Construction to be completed by June 1, 2004

Total investment estimated to be approximately $26 million

Opportunities to increase volumes and expand deeper into Mexico

Key Investment Highlights

Track record of growth and value creation through

            accretive acquisitions

More than doubled in size since IPO in April 2001

Completed nearly $530 million of accretive acquisitions

Balanced portfolio of fee-based assets

No exposure to commodity price volatility

Strong sponsor support

46% owned by Valero Energy

Solid financial position

Modest leverage and conservative capital structure

Track record of strong and consistent cash flow

          generation

Strong distribution coverage

Appendix

Financial Performance

(Dollars in millions, except EPU)

1Q03

2Q03

3Q03

4Q03

FY 03

Total Throughput (MBPD)

884

1,454

1,488

1,523

1,340

Revenue

$31.8

$47.5

$51.7

$50.4

$181.5

Operating Expenses

11.7

16.3

19.5

17.2

64.6

G&A

1.8

1.7

1.6

2.4

7.5

Depreciation

4.3

7.2

7.1

7.6

26.3

Operating Income

14.0

22.3

23.5

23.2

83.0

Interest Expense

2.4

4.7

4.5

4.2

15.9

Equity Income from Affiliates

0.7

0.6

0.6

0.4

2.4

Net Income

12.3

18.2

19.6

19.4

69.6

Income Tax Provision

-

-

-

-

-

GP Distribution

0.6

1.1

1.1

1.1

3.9

Net Income applicable to LPs

$11.7

$17.1

$18.5

$18.3

$65.6

EPU

$0.60

$0.79

$0.82

$0.79

$3.02

Common units (in thousands)

19,556

21,703

22,477

23,041

21,706

Ownership Structure

Public

Valero L.P.

(NYSE:VLI)

Refined Product

Terminals

Crude Oil

Pipelines

Refined Product

Pipelines

Valero Energy

(NYSE: VLO)

9.6 million Subordinated Units

.6 million Common Units

12.8 million Common Units

Crude Oil

Storage

46%

54%

Valero Logistics

Operations L.P.

Bondholders

Revolving Credit Line

Guarantee